SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement               [ ]    Confidential, for Use of the
[X]      Definitive Proxy Statement                       Commission Only (as permitted by
[_]      Definitive Additional Materials                  Rule 14a-6(e)(2))
[_]      Soliciting Material Pursuant to
         (ss.)240.14a-11(c) or (ss.)240.14a-12

                              COMPUTONE CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check  box if any  part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                              COMPUTONE CORPORATION
                     1060 Windward Ridge Parkway - Suite 100
                            Alpharetta, Georgia 30005

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 29, 2002

To the Stockholders of
COMPUTONE CORPORATION:

     The Annual Meeting of Stockholders of Computone Corporation (the "Company") will be held at 10:00 a.m., Atlanta time, on Tuesday, January 29, 2002, at the Company's Corporate Office at 1060 Windward Ridge Parkway, Suite 100, Alpharetta, GA 30005 for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are elected;

     2. To approve the appointment of Deloitte & Touche LLP as independent auditors for the Company for its fiscal year ending March 31, 2002;

     3. To consider and vote upon a proposal to adopt an amendment to the Company's Amended and Restated 1998 Equity Incentive Plan ("1998 Plan") for officers and key employees to increase the number of shares subject to such Plan from 1,000,000 shares to 1,800,000 shares;

     4. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

     All stockholders of record as of the close of business on December 31, 2001 are entitled to vote at the Annual Meeting.

     The Company's Annual Report for its fiscal year ended March 31, 2001 is enclosed. This Annual Report consists of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, as amended.

     It is important that your shares be represented and voted at the Annual Meeting. Please (i) complete, sign and return the enclosed form of proxy in the envelope provided or (ii) vote by telephone whether or not you expect to attend the Annual Meeting in person.

                                 By Order of the Board of Directors,


                                 /s/ E. Leo Bebeau
                                 E. Leo Bebeau,
                                 President and Chief Executive Officer
January 11, 2002
Alpharetta, Georgia

                                TABLE OF CONTENTS

                                                                                                            Page

ABOUT THE ANNUAL MEETING.................................................................................     1

What is the purpose of the annual meeting?...............................................................     1
Who is entitled to vote at the meeting?..................................................................     1
What constitutes a quorum?...............................................................................     1
Who can attend the meeting?..............................................................................     2
How do I vote?...........................................................................................     2
Can I change my vote after I return my proxy card?.......................................................     2
What are the Board's recommendations?....................................................................     2
What vote is required to approve each item?..............................................................     3
What happens if I sign the proxy card without giving instructions?.......................................     3
Who will pay the costs of soliciting proxies on behalf of the Board of Directors?........................     3

STOCK OWNERSHIP..........................................................................................     4

Who are the largest owners of the Company's stock?.......................................................     4
How much stock do the Company's directors and executive officers own?....................................     5
Section 16(a) Beneficial Ownership Reporting Compliance..................................................     7

ITEM 1 - ELECTION OF DIRECTORS...........................................................................     7

The Board of Directors and Its Committees................................................................     9
Compensation of Directors................................................................................     9
Report of The Audit Committee............................................................................    10
Fees Paid to Independent Auditors in Fiscal 2001.........................................................    10
Executive Compensation...................................................................................    11
Option Grants Table......................................................................................    12
Employment Agreements....................................................................................    13
Certain Transactions.....................................................................................    15

ITEM 2  -  APPOINTMENT OF INDEPENDENT AUDITORS ..........................................................    16

ITEM 3  -  AMENDMENT OF 1998 PLAN........................................................................    17

STOCKHOLDER PROPOSALS....................................................................................    22

OTHER MATTERS............................................................................................    22





                                      ( i )

                              COMPUTONE CORPORATION
                     1060 Windward Ridge Parkway - Suite 100
                            Alpharetta, Georgia 30005

                              --------------------
                                 PROXY STATEMENT
                              --------------------


     This proxy statement is sent by the Company contains information relating to the annual meeting of stockholders of Computone Corporation to be held on Tuesday, January 29, 2002, beginning at 10:00 a.m., at the Company's Corporate Office at 1060 Windward Ridge Parkway, Suite 100, Alpharetta, GA 30005 and at any postponement, adjournment or continuation of the meeting. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 14, 2002.

                            ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

     At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the approval of the election of the Company's independent auditors and the approval of an amendment to the Company's Amended and Restated 1998 Equity Incentive Plan (the "1998 Plan") to increase the number of shares covered thereby. In addition, the Company's management will report on the performance of the Company during its fiscal year ended March 31, 2001 and respond to questions from stockholders.

Who is entitled to vote at the meeting?

     Only stockholders of record of the Company's common stock, $.01 par value ("Common Stock"), and Series A redeemable convertible preferred stock ("Preferred Stock") at the close of business on the record date, December 31, 2001, are entitled to receive notice of and vote at the annual meeting, or any postponement, adjournment or continuation of the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the votes represented by outstanding Common Stock on the record date will constitute a quorum for the transaction of business at the annual meeting. Holders of Preferred Stock will be entitled to the number of votes per share of Preferred Stock equal to the number of shares of Common Stock into which each share of Preferred Stock is convertible into. As of the record date, the Company had outstanding 14,114,891 shares of Common Stock and 92,333 shares of Preferred Stock (convertible into 1,569,661 shares of Common Stock). In addition, any Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company's transfer agent, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

     Additionally, you may vote by telephone as outlined in the instructions to the accompanying proxy card.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. Also, you can attend the meeting and vote in person, however, attendance alone will not revoke you proxy.

What are the Board's recommendations?

     The Board recommends a vote:

     o    for election of the nominated directors (see pages 7 through 16);

     o for election of Deloitte & Touche LLP as the Company's independent auditors for our fiscal year ending March 31, 2002 (see page 16); and

     o for approval of the amendment to the 1998 Plan to increase the number of shares covered thereby from 1,000,000 shares to 1,800,000 shares (see pages 17 through 21).

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. The affirmative vote of the holders of a majority of the votes represented in person or by proxy and entitled to vote will be required for approval of the election of independent auditors and approval of the amendment to the 1998 Plan. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What happens if I sign the proxy card without giving instructions?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

Who will pay the costs of soliciting proxies on behalf of the Board of Directors?

     The cost of soliciting proxies on behalf of the Board of Directors will be paid by the Company, including expenses of preparing and mailing this proxy statement. This solicitation will be made by mail and may also be made in person or by telephone or telegram by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request, will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

                                 STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

     The following table sets forth the amount and percentage of the Company's outstanding Common Stock beneficially owned by each person who is known by the Company to beneficially own more than 5% of its outstanding Common Stock. All information is as of December 31, 2001 unless otherwise noted.

                                                                  Shares                     Percent of
        Name of Individual                                    Beneficially                   Outstanding
       Or Identity of Group                                       Owned                      Common Stock
----------------------------------------------           -------------------------

5% Holders:
----------

  Richard A. Hansen                                              2,067,027 (1)                       14.52%
    Four Falls Corporate Center
    West Conshohocken, PA  19428

  John D. Freitag                                                1,029,321 (2)                        7.10%
    Cherry Grove Farm
    2621 Jamaica Point Road
    Trappe, MD


---------------

(1) Excludes: (a) 102,878 shares owned by Investec PMG Capital Corp. (fomerly PMG Capital Corp.) ("Investec"), of which Mr. Hansen is an executive officer and a director, and Investec's wholly owned subsidiary, PMG Investors, Inc. ("PMGI"), of which Mr. Hansen is an executive officer and a director, (b) a warrant owned by Investec to purchase 100,000 shares at a price of $2.10 per share exercisable at any time until March 31, 2004, (c) a warrant owned by Investec to purchase 24,993 shares at a price of $3.25 per share exercisable at any time until June 28, 2005 and (d) a warrant owned by Investec to purchase 38,335 shares at a price of $.5883 per share exercisable at any time until June 14, 2006. Mr. Hansen disclaims beneficial ownership of the 102,878 shares and the warrants owned by Investec and PMGI. Includes 120,000 shares Mr. Hansen has the right to purchase at a price of $2.10 per share pursuant to a warrant exercisable at any time until January 14, 2004 and 4,167 shares owned by Mr. Hansen's spouse.

(2) Includes 100,000 shares which Mr. Freitag may purchase pursuant to a currently exercisable stock option at a price of $2.00 per share, 140,000 shares that Mr. Freitag has the right to purchase at a price of $2.10 per share pursuant to a warrant exercisable until January 14, 2004 and 25,000 shares that Mr. Freitag has the right to purchase at a price of $1.125 per share pursuant to a warrant exercisable until January 3, 2002. Excludes an option held by Mr. Freitag to purchase 100,000 shares at a price of $2.062 per share that becomes exercisable on or after December 28, 2001. Includes 88,587 shares of Common Stock issuable upon the conversion of 5,211 shares of Preferred Stock owned.

How much stock do the Company's directors and executive officers own?

     The following table sets forth as of December 31, 2001 the amount and percentage of the Company's outstanding Common Stock and Preferred Stock beneficially owned by (i) each director, (ii) each named executive officer and
(iii) all executive officers and directors of the Company as a group.

                                                                        Series A Convertible
                                              Common Stock                Preferred Stock
                                      ----------------------------   ---------------------------    Percentage of
 Name of Individual                     Number            Percent      Number          Percent       Total Voting
or Identity of Group                   Of Shares   (1)   of Class    Of Shares  (1)   Of Class    Power (All Classes)
------------------------------------  ----------------  ----------   ---------------  ----------  -------------------

John D. Freitag                          1,029,321 (2)     7.10%          5,211         5.64%            6.44%

Erik Monninkhof                            444,103 (3)     3.06%         10,442 (11)   11.31%            2.79%

E. Leo Bebeau                               60,309 (4)       *            2,077         2.25%              *

Deborah Bailey                               - - - (5)     - - -          - - -         - - -            - - -

James Wilt                                   - - - (6)     - - -          - - -         - - -            - - -

Keith H. Daniel                            243,292 (7)     1.70%          2,076         2.25%            1.53%

John W. Smith                               60,309 (8)       *            2,077         2.25%              *

Darrin S. Sherrill                         663,383 (9)     4.70%          - - -         - - -            4.23%

All directors and executive officers
  as a group (8 persons)                 2,500,717 (10)   16.38%         21,883        23.70%           14.99%
----------------------------------------------------------------------------------------------------------------------

*Less than 1% unless otherwise indicated.

(1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part, with the person's spouse, or individually by his spouse.

(2) Includes 100,000 shares which Mr. Freitag may purchase pursuant to a currently exercisable stock option at a price of $2.00 per share, 33,333 shares which Mr. Freitag may purchase pursuant to a currently exercisable stock option at a price of $2.062, 140,000 shares that Mr. Freitag has the right to purchase at a price of $2.10 per share pursuant to a warrant exercisable until January 14, 2004 and 25,000 shares that Mr. Freitag has the right to purchase at a price of $1.125 per share pursuant to a warrant exercisable until January 3, 2002. Excludes an option held by Mr. Freitag to purchase 66,667 shares at a price of $2.062 per share that becomes exercisable on or after December 27, 2002. Includes 88,587 shares of Common Stock issuable upon the conversion of 5,211 shares of Preferred Stock owned.

(3) Includes 200,000 shares which Mr. Monninkhof may purchase pursuant to a currently exercisable stock option at a price of $0.75 per share and 33,333 shares which Mr. Monninkhof may purchase pursuant to a currently exercisable stock option at a price of $2.062. Excludes an option to purchase 66,667 shares at a price of $2.062 per share that becomes exercisable on or after December 27, 2002. Includes 88,927 shares of Common Stock issuable upon the conversion of 5,231 shares of Preferred Stock owned by Mr. Monninkhof. Includes 88,587 shares of Common Stock issuable upon the conversion of 5,211 shares of Preferred Stock beneficially owned through Monninkhof Holding B.V.

(4) Includes 25,000 shares which Mr. Bebeau may purchase pursuant to a currently exercisable stock option at a price of $0.78 per share. Excludes options to purchase 75,000 shares at a price of $.78 that becomes exercisable on or after March 15, 2002. Excludes options to purchase 275,000 shares at a price of $0.73 per share that become exercisable on or after March 31, 2002. Includes 35,309 shares of Common Stock issuable upon the conversion of 2,077 shares of Preferred Stock owned.

(5) Excludes an option to purchase 100,000 shares at a price of $0.73 per share that becomes exercisable on or after June 13, 2002.

(6) Excludes an option to purchase 100,000 shares at a price of $0.70 per share that becomes exercisable on or after November 1, 2002.

(7) Includes 75,000 shares which Mr. Daniel may purchase at a price of $1.875 per share pursuant to a currently exercisable stock option, 61,000 shares which Mr. Daniel may purchase at a price of $2.062 per share pursuant to a currently exercisable option, 50,000 shares which Mr. Daniel may purchase at a price of $0.78 per share pursuant to a currently exercisable option, and 10,000 shares which Mr. Daniel may purchase at a price of $2.00 per share pursuant to a currently exercisable stock option. Excludes an option to purchase 50,000 shares at a price of $0.78 per share that becomes exercisable on or after March 15, 2002. Includes 35,292 shares of Common Stock issuable upon the conversion of 2,076 shares of Preferred Stock owned.

(8) Includes 25,000 shares which Mr. Smith may be purchase pursuant to a currently exercisable stock option at a price of $0.75 per share. Excludes an option to purchase 75,000 shares at a price of $.75 that becomes exercisable on or after March 31, 2002. Excludes an option to purchase 50,000 shares at a price of $0.73 per share that becomes exercisable on or after March 31, 2002. Includes 35,309 shares of Common Stock issuable upon the conversion of 2,077 shares of Preferred Stock owned.

(9) On March 9, 2001, Mr. Sherrill's title changed from Chief Operating Officer of the Company to General Manager of Multi-User Solutions Ltd. ("Multi-User"), the Company's wholly-owned subsidiary. Includes 1,000 shares that may be purchased at a price of $2.062 per share pursuant to a currently exercisable stock option. Excludes an option held by Mr. Sherrill to purchase 50,000 shares at a price of $4.625 per share that becomes exercisable on June 27, 2003.

(10) Includes options and warrants to purchase 778,666 shares which are currently exercisable or which become exercisable within 60 days and includes 372,011 shares issuable upon conversion of 21,883 shares of Preferred Stock.

(11) Includes 5,211 shares of Preferred Stock owned by Monninkhof Holding B.V.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the officers and directors of the Company, as well as persons who own more than 10% of a class of equity securities of the Company, file reports of their ownership of the Company's securities, as well as monthly statements of changes in such ownership, with the Company, the SEC and any stock exchange on which the Company's equity securities are then traded. Based upon representations received by the Company from its officers, directors and more than 10% stockholders, and the Company's review of the monthly statements of ownership changes filed with the Company by its officers, directors and more than 10% stockholders during the Company's fiscal year ended March 31, 2001, the Company believes that all such filings required during such fiscal year ended were made on a timely basis, except for (i) a Form 3 filing for Mr. Laube to report stock options granted to him by the Company in December 2000, (ii) a Form 4 for Mr. Sherrill to report stock options granted to him by the Company in December 2000 and for shares of Common Stock acquired in March 2001 and (iii) Form 5 filings for Messrs. Freitag, Monninkhof, Daniel and Pickerign to report stock options granted to them by the Company in December 2000 and for Mr. Daniel to report stock options granted to him by the Company in March 2001.

                         ITEM 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors consists of five members, all of whom have been nominated to be elected at the annual meeting to serve until the Company's next annual meeting, and until their successors have been duly elected. Mr. David R. Laube resigned from the Board of Directors effective December 18, 2001.

     Unless otherwise instructed, the proxies solicited by the Board of Directors will be voted for the election of the nominees named below. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office until the next annual meeting.

The Board of Directors recommends a vote "FOR" the election of the nominees named below.

     The names of the nominees for director, together with certain information regarding them, are as follows:

                                                  Nominees for Director
                    Name                                 Age                         Director Since
         ---------------------------                     ---                         --------------
         John D. Freitag                                  72                             1992
         Erik Monninkhof                                  39                             1999
         E. Leo Bebeau                                    41                             2001
         Deborah Bailey (a)                               47                             2001
         James Wilt (a)                                   56                             2001

         -----------
         (a)  Member of the Audit Committee

     Mr. Freitag, a private investor, served as the Company's Chief Executive Officer during the period of February through June 2001. He has served as Chairman of the Board of the Company since February 1999. He also served as the Acting President and Chief Executive Officer of the Company during May through July 1998. He was Chairman of the Board and Chief Executive Officer of the Company from November 1992 until April 1996. He is Chairman of the Board of Leopard Industries, Inc., a corporation engaged in private investing, and has held this position for more than five years.

     Mr. Monninkhof, a private investor and a director since May 13, 1999, served as Managing Director of Dupaco B.V., a distributor of high-end computer products, from 1985 to 1996. Since 1996, Mr. Monninkhof has been principally engaged as a director of Monninkhof Holding B.V., a corporation he owns which is engaged in private investing.

     Mr. Bebeau was named to the Board of Directors on June 14, 2001. Mr. Bebeau became the Company's President and Chief Executive Officer effective July 1, 2001. Mr. Bebeau served as the Company's President and Chief Operating Officer from March 16, 2001 until June 30, 2001. He served as Executive Vice President and Chief Operating Officer from February 1, 2001 until March 15, 2001. He was an independent consultant for companies in facilities design and management, home health care, and medical accounting systems from 1992 until 2001. Mr. Bebeau held the position of Vice President of Operations and Marketing for the Company from 1987 to 1992.

     Ms. Bailey, an information technology industry executive, was named to the Board of Directors on June 14, 2001. Ms. Bailey has over 20 years of professional experience with Big 5 accounting, financial management and market development firms. She is currently the Chief Financial Officer and Senior Vice President for Visionary Systems Inc., a position she has held since August 1999. Prior to that, she served as Chief Financial Officer of Forum Benefits Group from July 1998 to June 1999 and was the owner of Bailey Financial from January 1996 to June 1998.

     Mr. Wilt, a 30-year industry veteran with a wide range of technical and marketing experience, was named to the Board of Directors on October 23, 2001. Mr. Wilt was with The Santa Cruz Operation ("SCO"), the leader in UNIX operating systems for Intel based computers, from 1983 until 2001. He served most recently as President of SCO's Professional Services Division and had responsibility for SCO's overall product management, product development and product support worldwide. Mr. Wilt played an instrumental role in SCO's acquisition of Novell's UNIX business, IXI and VisionWare. He formerly held management positions in sales, marketing, and planning at other major information processing companies, including Xerox Corporation, Honeywell International Inc. and Amdahl Corporation.

Executive Officers

     In addition to Mr. Bebeau, the Company's executive officers and key employees are:

     Keith H. Daniel, age 48, has served as the Company's Chief Financial Officer since February 1999. From August 1998 to January 1999, Mr. Daniel served as a financial consultant to the Company and other parties. From September 1996 until August 1998, Mr. Daniel was Chief Financial Officer of Space Master International, Inc. and prior thereto held financial management positions with Sivaco Wire Group, Keystone Consolidated Industries, Inc. and Valhi, Inc.

     John W. Smith, age 62, has served as the Company's Executive Vice President and Chief Technology Officer since April 1, 2001. Prior to joining the Company, Mr. Smith served as Executive Vice President of Business Development and Field Sales Operations with Syntax, Inc. for more than five years.

     Darrin S. Sherrill, age 41, has served as General Manager of Multi-User since March 2001. From June 28, 2000, the date the Company acquired Multi-User, through March 2001, he served as Chief Operating Officer of the Company. For nine years prior thereto, Mr. Sherrill served as President and Chief Executive Officer of Multi-User, a company engaged in service and support for hardware and software.

                    The Board of Directors and Its Committees

     The Board of Directors met four times during the Company's fiscal year ended March 31, 2001. Each member of the Board of Directors attended at least 75% of the meetings. The Board of Directors currently does not have an Executive Committee, a Nominating Committee or a Compensation Committee. The Audit Committee of the Company's Board of Directors currently consists of Ms. Bailey and Mr. Wilt. The Audit Committee reviews the Company's selection and retention of independent auditors, audit reports and management recommendations made by the Company's independent auditors.

                            Compensation of Directors

     The Company's directors currently serve without cash compensation. Each non-employee director of the Company is eligible to receive non-qualified stock options to purchase shares of the Company's Common Stock in an amount determined by the Company's Board of Directors from time to time under an equity incentive plan maintained by the Company. The Company granted Messrs. Freitag and Monninkhof each 100,000 stock options on December 28, 2000. The Company granted Ms. Bailey and Mr. Wilt each 100,000 stock options on June 14, 2001 and November 2, 2001, respectively.

                          Report of The Audit Committee

     The Company's Audit Committee is responsible for, among other things, reviewing with our independent auditors the scope and results of their engagement. In connection with the fiscal 2001 audit, the audit committee has:

     o    reviewed  and  discussed  with   management   our  audited   financial
          statements to be included in our Annual Report on Form 10-KSB for the year ended March 31, 2001;

     o discussed with Deloitte & Touche LLP, our independent auditors, the matters required by Statement of Accounting Standards No. 61; and

     o received from and discussed with Deloitte & Touche LLP the written disclosures and letter from Deloitte & Touche LLP required by
          Independence Standards Board Standard No. 1 regarding their independence.

     Based on the review and the discussions described in the preceding bullet points, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended March 31, 2001 for filing with the Securities and Exchange Commission.

     At March 31, 2001, the members of the Audit Committee were Mr. Laube and Mr. Monninkhof. The current members of the Audit Committee are Ms. Bailey and Mr. Wilt.


                Fees Paid to Independent Auditors in Fiscal 2001

     During fiscal 2001, the Company incurred the following fees for services performed by Deloitte & Touche LLP:

      Audit fees   (1)                                  $ 115,321

      Financial information systems design
       and implementation fees                                - -

      All other fees (2) (3)                              103,453

     (1) Includes fees for the audit of our annual financial statements for fiscal 2001 and for the reviews of the financial statements included in Quarterly Reports on Form 10-QSB for fiscal 2001.

     (2) The Audit Committee has determined that the provision of these non-audit services was compatible with maintaining the independence of the Company's Independent Auditors.

     (3) Includes fees related to performance of a pre-acquisition audit of Multi-User, tax compliance, and consultation and services performed in connection with the Company's private placement of preferred stock.

                             Executive Compensation

Summary Compensation Table

     The following table sets forth the compensation paid by the Company during each of the three fiscal years ended March 31, 2001, March 31, 2000 and April 2, 1999 for services rendered in all capacities by the Chief Executive Officer of the Company and all of the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in the fiscal year ended March 31, 2001.

                                                                      Long-Term Compensation
                                                                               Awards
                                                                     ---------------------------
                                          Annual Compensation        Restricted      Securities
           Name and            Fiscal   -----------------------         Stock       Underlying         All Other
     Principal Position         Year      Salary($)      Bonus($)    Awards($)    Options(#) (9)   Compensation($)
----------------------------   ------   -------------  ------------  ---------    --------------   ---------------

E. Leo Bebeau                  2001        20,833 (1)        ---         ---          100,000            3,283  (6)
  President and Chief          2000           ---            ---         ---              ---              ---
  Executive Officer            1999           ---            ---         ---              ---              ---

Keith H. Daniel                2001       127,574 (2)        ---         ---          161,000            1,800  (7)
  Chief Financial Officer      2000       110,000          5,000         ---              ---              ---
                               1999        18,333            ---         ---           85,000              ---

John D. Freitag  (3)           2001           ---            ---         ---              ---              ---

Perry J. Pickerign  (4)        2001       200,000            ---         ---          101,000              ---
                               2000       150,000         52,212         ---              ---              ---
                               1999       100,000            ---         ---          300,000              ---

Darrin S. Sherrill             2001       112,500 (5)        ---         ---           51,000           10,800  (8)
   General Manager -           2000           ---            ---         ---              ---              ---
     Multi-User                1999           ---            ---         ---              ---              ---

-------------------

(1) Mr. Bebeau became the Company's President and Chief Executive Officer effective July 1, 2001. Mr. Bebeau is currently being paid at the annual rate of $125,000. The amount paid in the fiscal year ended March 31, 2001 was for his services as Executive Vice President and Chief Operating Officer commencing on February 4, 2001 and, effective March 16, 2001, for his services as President and Chief Operating Officer. See "Employment Agreements."

(2) Mr. Daniel is currently being paid at the annual rate of $145,000. See "Employment Agreements."

(3) Mr. Freitag served as Chief Executive Officer from February 1, 2001 to June 30, 2001. He received no compensation.

(4) Mr. Pickerign resigned as the Company's President and Chief Executive Officer on February 1, 2001.

(5) Mr. Sherrill is currently being paid at the annual rate of $150,000. See "Employment Agreements."

(6) Mr. Bebeau received a $600 per month automobile allowance from February 2001 through March 2001. Additionally, he received a $2,083 advance against future incentive bonuses.

(7) Mr. Daniel received a $600 per month automobile allowance from January 2001 through March 2001.

(8) Mr. Sherrill received a $1,200 per month automobile allowance from July 2000 through March 2001.

(9)  See "Option Grants Table" below.

                               Option Grants Table

     The following table sets forth the number of shares of common stock underlying options granted to the named executive officers during the fiscal year ended March 31, 2001. No stock appreciation rights were granted.

                                               OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 2001
                        -----------------------------------------------------------------------------------------
                            Number of
                           Securities           % of Total
                           Underlying         Options Granted            Exercise
                         Options Granted      to Employees in             Price
Name                           (#)              Fiscal Year            ($/share)(1)       Expiration Date
---------------------   ------------------   ------------------        -------------   -----------------------

E. Leo Bebeau                     100,000           9%                 $   0.78            March 15, 2011 (2)

Keith H. Daniel                    61,000           6%                 $  2.062         December 27, 2010 (3)
                                  100,000           9%                     0.78            March 15, 2011 (4)

Perry J. Pickerign                101,000           9%                 $  2.062          October 29, 2001 (5)

Darrin S. Sherrill                 50,000           5%                 $  4.625             June 27, 2010 (6)
                                    1,000           0%                    2.062         December 27, 2010 (7)


-------------------

(1) The exercise price was fixed as the closing market price at the date of grant.

(2) The options vest and become exercisable as follows: 25,000 shares vested on the grant date, 25,000 shares vest on March 31, 2002, and 50,000 shares vest on March 31, 2003.

(3) The options vest and become exercisable as follows: 30,500 shares vested on the grant date and 30,500 shares vested on December 27, 2001.

(4) The options vest and become exercisable as follows: 50,000 shares vested on the grant date and 50,000 shares vest on March 15, 2002.

(5)  The options vest and become exercisable on July 31, 2001.

(6)  The options vest and become exercisable on June 27, 2003.

(7) The options vest and become exercisable as follows: 500 shares vested on the grant date and 500 shares vested on December 27, 2001.

     The following table sets forth information with respect to options exercised during the fiscal year ended March 31, 2001 and held on March 31, 2001.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values
                                                      Number of Securities               Value of Unexercised
                     Shares                          Underlying Unexercised              In-the-Money Options
                    Acquired                       Options at Fiscal Year End          at Fiscal Year End ($) (1)
                       on           Value         ----------------------------       -------------------------------
         Name       Exercise       Realized       Exercisable    Unexercisable        Exercisable    Unexercisable
------------------  ----------     ---------      -----------    -------------       -------------  ----------------

E. Leo Bebeau          ---           ---               25,000           75,000           $19,500         $58,500
Keith H. Daniel        ---           ---              165,500           80,500            39,000          39,000
Perry J. Pickerign     ---           ---              300,500          100,500               ---             ---
Darrin S. Sherrill     ---           ---                  500           50,500               ---             ---
John D. Freitag        ---           ---                  ---          100,000               ---             ---


----------------

(1) Calculated based on the $1.03 closing price on the OTC Bulletin Board of the underlying securities on March 31, 2001.

                              Employment Agreements

     The Company entered into an employment agreement with Mr. Bebeau dated March 16, 2001. The employment agreement, effective April 1, 2001, provides for the employment of Mr. Bebeau as President and Chief Operating Officer of the Company for a period of two years and for the automatic renewal of Mr. Bebeau's employment for successive periods of one year, subject to prior written notice of termination by Mr. Bebeau or the Company, in each case not later than 90 days prior to the expiration of the then current term. Under the employment agreement, Mr. Bebeau receives an annual salary of $125,000, and is entitled to an annual bonus up to $75,000 when the Company's net income exceeds specified levels. On March 16, 2001, the Company granted Mr. Bebeau non-qualified stock options to purchase 100,000 shares of the Company's common stock at an exercise price of $0.78 per share, of which 25,000 shares vested immediately, 25,000 shares vest on March 31, 2002, and 50,000 shares vest on March 31, 2003. These options expire March 15, 2011. Pursuant to the employment agreement, the Company provides Mr. Bebeau with an automobile allowance of $600 per month.

     Effective January 1, 2001, the Company amended and restated its employment agreement with Mr. Daniel dated February 1, 1999. The amended agreement, signed March 16, 2001, employs Mr. Daniel as Chief Financial Officer of the Company through January 31, 2002 and provides for the automatic renewal of Mr. Daniel's employment for successive periods of one year, subject to prior written notice of termination by Mr. Daniel or the Company, in each case not later than 180 days prior to the expiration of the then current term. Under the employment agreement, Mr. Daniel receives an annual salary of $145,000, and is entitled to an annual bonus up to $75,000 when the Company's net income exceeds specified levels. On February 1, 1999, the Company granted Mr. Daniel non-qualified stock options to purchase 75,000 shares of the Company's common stock at an exercise price of $1.875 per share, of which 25,000 shares vested immediately, 25,000 shares vested on January 31, 2000 and 25,000 shares vested on January 31, 2001. These options expire on January 31, 2009. On December 28, 2000, the Company granted Mr. Daniel non-qualified stock options to purchase 61,000 shares of the Company's common stock at an exercise price of $2.062 per share, of which 30,500 shares vested immediately and 30,500 shares vest on December 27, 2001. These options expire on December 27, 2010. On March 16, 2001, the Company also granted Mr. Daniel non-qualified stock options to purchase 100,000 shares of the Company's common stock at an exercise price of $0.78 per share, of which 50,000 shares vested immediately and 50,000 shares will vest on December 31, 2001. These options expire on March 15, 2011. Pursuant to the employment agreement, the Company provides Mr. Daniel with an automobile allowance of $600 per month.

     The Company entered into an employment agreement with Mr. Smith dated March 16, 2001. The employment agreement, effective April 1, 2001, provides for the employment of Mr. Smith as Executive Vice President and Chief Technology Officer of the Company for a period of two years and for the automatic renewal of Mr. Smith 's employment for successive periods of one year, subject to prior written notice of termination by Mr. Smith or the Company, in each case not later than 90 days prior to the expiration of the then current term. Under the employment agreement, Mr. Smith receives an annual salary of $125,000, and is entitled to an annual bonus up to $75,000 when the Company's net income exceeds specified levels. On April 2, 2001, the Company granted Mr. Smith non-qualified stock options to purchase 100,000 shares of the Company's common stock at an exercise price of $0.75 per share, of which 25,000 shares vested immediately, 25,000 shares will vest on March 31, 2002, and 50,000 shares will vest on March 31, 2003. These options expire on March 31, 2011. Pursuant to the employment agreement, the Company provides Mr. Smith with an automobile allowance of $600 per month.

     On June 28, 2000 the Company also entered into an employment agreement with Mr. Sherrill. The employment agreement initially provided for the employment of Mr. Sherrill as Chief Operating Officer of the Company for a period of three years and for the automatic renewal of Mr. Sherrill's employment for successive periods of one year, subject to prior written notice of termination by Mr. Sherrill or the Company, in each case not later than 180 days prior to the expiration of the then current term. Under the employment agreement, Mr. Sherrill receives an annual salary of $150,000. In addition, if the maximum Additional Payment is earned prior to the second anniversary of the Multi-User acquisition, Mr. Sherrill is also entitled to a bonus of 6.5% of the Gross Profit of Multi-User for the period beginning with the date on which the maximum Additional Payment is earned and ending on the second anniversary of the Multi-User acquisition. Mr. Sherrill is also entitled to a bonus of $100,000 for each quarter during the twelve-month period following the second anniversary of the Company's acquisition of Multi-User in which the Gross Profit of Multi-User exceeds by 7% or more the Gross Profit of Multi-User in the immediately preceding quarter. On the date of the employment agreement, the Company granted Mr. Sherrill non-qualified stock options to purchase 50,000 shares of the Company's common stock at an exercise price of $4.625 per share, all of which vest on June 27, 2003. These options expire on June 27, 2010. On March 9, 2001, Mr. Sherrill assumed the position of General Manager of the Company's service and support segment. Previously, Mr. Sherrill was Chief Operating Officer of the Company. The compensation portions of the employment agreement remain in force. Pursuant to the employment agreement, the Company provides Mr. Sherrill with an automobile allowance of $1,200 per month.

                              Certain Transactions

     On June 28, 2000, the Company completed (i) a private placement to a group of accredited investors and realized gross proceeds of $4,061,000 (the "Private Placement") from the sale of 1,249,671 shares of the Company's Common Stock at a price of $3.25 per share and (ii) the Company's issuance of an 11% promissory note in the principal amount of $2,500,000 due December 28, 2001 to an accredited investor (the "Secured Debt Transaction") together with a warrant to purchase 392,577 shares of the Company's Common Stock, exercisable until June 28, 2003 at $3.25 per share. The exercise price is adjustable under certain circumstances. The current exercise price is $2.54 per share.

     The purchasers of the Company's Common Stock in the Private Placement included John D. Freitag, a director of the Company, who purchased 30,500 shares of for $99,125, Richard A. Hansen, a former director of the Company, who purchased 100,000 shares for $325,000 and Erik Monninkhof, a director of the Company, who purchased 30,769 shares for $100,000.

     Investec, an investment banking firm, of which Mr. Hansen is an executive officer and director, acted as the Company's agent for the Private Placement and the Secured Debt Transaction. For its services in connection with the Private Placement, Investec received a commission of $324,915 in cash, or 8% of the purchase price of the Common Stock sold in the Private Placement, and also received a warrant to purchase 24,993 shares of Common Stock, exercisable until June 28, 2003 at a price of $3.25 per share. For its services in connection with the Secured Debt Transaction, Investec received a cash commission of $175,000, or 7.0% of the proceeds of the Secured Debt Transaction.

     In August 2001, the Company reached an agreement with certain lenders to convert $224,000 of debt and $77,000 of accrued interest into 390,279 shares of common stock.

     During the quarter ended June 30, 2001, the Company completed a private placement of Preferred Stock to a group of accredited investors and realized proceeds of $640,000, net of issuance costs of $46,000 (the "Preferred Private Placement"). In December 2001, the Company sold 9,970 shares of Preferred Stock to an accredited investor and realized net proceeds of $99,700.

     The purchasers of the private placement of the Company's Preferred Stock included Mr. Bebeau, the President and Chief Executive Officer and a director of the Company, who purchased 2,000 shares for net proceeds of $20,000, Mr. Daniel, the Chief Financial Officer of the Company, who purchased 2,000 shares for net proceeds of $20,000, Mr. Smith, the Executive Vice President and Chief Technology Officer, who purchased 2,000 shares for net proceeds of $20,000 and Mr. David Laube, a former director of the Company, who purchased 5,000 shares for net proceeds of $50,000. Additionally, the Company issued 10,000 shares of its Preferred Stock in settlement of $100,000 in accounts payable and accrued interest due to Mr. Monninkhof and Mr. Feitag, respectively.

     Investec acted as the Company's agent for a portion of the Preferred Private Placement. For its services in connection with the Preferred Private Placement, Investec received a commission of $36,080 in cash, or 8% of the purchase price of the Preferred Stock sold through Investec, and also received a warrant to purchase 38,335 shares of Common Stock, exercisable until June 14, 2006 at a price of $.59 per share.

     On June 28, 2000, as previously reported, the Company acquired Multi-User from its two shareholders, Darrin S. Sherrill and John H. Gardner, Jr., by the merger of Multi-User into a subsidiary of the Company. The merger consideration initially paid to Messrs. Sherrill and Gardner consisted in the aggregate of $4,000,000 in cash and 700,000 shares of Common Stock. On March 9, 2001, the Company issued Messrs. Sherrill and Gardner an additional 500,000 shares of common stock in the settlement of certain merger related matters. The merger consideration is subject to increase by up to $1,500,000, to be paid in cash depending upon Multi-User's satisfaction of specified performance criteria during the first two years following the acquisition.

     On April 2, 2001, the Company issued 200,000 options to purchase shares of Common Stock to Monninkhof Holdings, B.V. pursuant to a management services contract. Mr. Monninkhof is a director of the Monninkhof Holdings, B.V. and the Company. One-half of the options vested on April 2, 2001 and one-half vested on July 31, 2001. The options were granted at an exercise price of $0.75 and will expire on April 1, 2011.

     The Company believes the foregoing  transactions were made on terms no less
favorable  to  the  Company  than  could  have  been  otherwise   obtained  from
unaffiliated third parties under prevailing circumstances.


                  ITEM 2 - APPOINTMENT OF INDEPENDENT AUDITORS

     Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002. The Company has been advised by Deloitte & Touche LLP that none of its members has any financial interest in the Company. Election of Deloitte & Touche LLP will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or represented by proxy at the annual meeting.

     No representative of Deloitte & Touche LLP will attend the annual meeting.

     The Board of  Directors  recommends a vote "FOR" the election of Deloitte &
Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

                       ITEM 3 - AMENDMENT OF THE 1998 PLAN

     At the annual meeting, the stockholders will be asked to consider and vote upon the amendment of the 1998 Plan. The Board of Directors amended the 1998 Plan on October 23, 2001, subject to stockholder approval at the annual meeting, to increase the total number of shares for which option grants ("Options") may be made from 1,000,000 shares to 1,800,000 shares in order to make additional shares available under the 1998 Plan for officers and key employees. If the amendment to the 1998 Plan is not approved by the stockholders at the annual meeting, the 1998 Plan will remain in force in its current form.

     The purpose of the 1998 Plan is to further the growth, development and financial success of the Company by providing additional incentives to those officers and key employees who are responsible for the management and affairs of the Company, which will enable them to participate in any increase in value of the Common Stock of the Company.

     The 1998 Plan permits the granting of Options, including Options intended to qualify as incentive stock options under the Code ("Incentive Stock Options") and Options not intended to qualify ("Non-Qualified Options") to those officers and key employees of the Company who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company. Directors of the Company who are not also officers or employees of the Company are not eligible to participate in the 1998 Plan. Nothing contained in the 1998 Plan affects the right of the Company to terminate the employment of any employee.

     The total number of shares of Common Stock that may be the subject of Options granted under the 1998 Plan may not currently exceed 1,000,000 shares in the aggregate. Currently, there are no shares of Common Stock available for grants under the 1998 Plan. The amendment will increase the number of shares currently available for grants of Options under the 1998 Plan in furtherance of the purposes of such plan. The Company believes that the additional shares will be required to satisfy anticipated annual Option grants over the next two years.

     The number of persons who are eligible to participate in the 1998 Plan is approximately 70, including executive officers of the Company.

     On January 9, 2002, the closing bid price of the Company's Common Stock as reported on the Nasdaq Over-The-Counter Bulletin Board was $0.90 per share.

     No Options may be granted under the 1998 Plan after December 14, 2008. If an Option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such Option which have not been purchased may again be made subject to an Option under the 1998 Plan. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the 1998 Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company.

Administration

     The 1998 Plan is administered by the Board of Directors of the Company which is authorized to (i) interpret the provisions of the 1998 Plan and decide all questions of fact arising in its application; (ii) select the employees to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and (iii) to make all other determinations necessary or advisable for the administration of the 1998 Plan.

Price and Exercise of Options

     The exercise price of the Options granted under the 1998 Plan is determined by the Board at the time the Option is granted. However, the exercise price of the Common Stock subject to an Incentive Stock Option may not be less than 100% of the fair market value of the Common Stock on the date the Incentive Stock Option is granted, but in no event less than the par value of such stock, and the exercise price of the Common Stock subject to a Non-Qualified Option may not be less than 85% of the fair market value of the Common Stock on the date the Non-Qualified Option is granted. Moreover, in the case of Incentive Stock Options granted to an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted.

     The Board determines on the date of grant when Options become exercisable. Each Option may not be exercisable after ten years from the date the Option is granted, provided that an Incentive Stock Option granted to an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company may not be exercisable after five years from the date the Option is granted. An Option granted under the 1998 Plan may be exercised only by written notice from the holder thereof to the Company, which notice must specify the number of shares to be purchased and must be accompanied by full payment for the shares with respect to which the Option is being exercised. The exercise price is payable in cash, Common Stock of the Company at fair market value or a combination thereof, as the Board may determine from time to time and subject to such terms and conditions as may be prescribed by the Board for such purpose. The Board may also, in its discretion and subject to prior notification to the Company by an Optionee, permit an Optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of the sale the exercise price of the shares as to which the Option has been exercised.

Modification or Termination of the 1998 Plan

     The 1998 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange or automated quotation system listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the 1998 Plan, except as specifically authorized in the 1998 Plan.

Federal Income Tax Consequences

     Based on the advice of counsel, the Company believes that the normal operation of the 1998 Plan should generally have, under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder which may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences.

     An Optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an Option.

     In the case of Non-Qualified Options, an Optionee will generally recognize ordinary income upon exercise of a Non-Qualified Option in an amount equal to the excess of the fair market value of the stock acquired on the date of exercise over the aggregate price paid pursuant to the Non-Qualified Option for such stock (the "exercise price"), and the Company will generally be entitled to a deduction to the extent of the ordinary income recognized by the Optionee in accordance with the rules of Section 83 of the Code and Section 162(m) of the Code to the extent applicable. An Optionee exercising a Non-Qualified Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

     Except as provided below, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of such shares, the Optionee will recognize capital gain or loss equal to the difference between (i) the selling price of the shares and
(ii) the Optionee's basis in such shares under the Code rules which govern stock dispositions, assuming the shares are held by the Optionee as a capital asset. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held, and the Optionee's tax bracket. Any net capital loss can only be used to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

     The Optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the exercise of an Incentive Stock Option, provided the Optionee was an employee of the Company or of certain related corporations as described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. In all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code. However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference in the taxable year of exercise. This preference will be included in the Optionee's computation of his or her "alternative minimum tax." However, if the Optionee makes a disqualifying disposition of the shares (as described below) in the taxable year in which the Optionee exercises the Incentive Stock Option, the amount includible in the Optionee's alternative minimum taxable income generally will not exceed the amount realized on the disposition minus the exercise price. The basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

     If the Optionee does not dispose of the shares issued upon the exercise of an Incentive Stock Option within one year of such issuance or within two years from the date of the grant of such Incentive Stock Option, whichever is later, any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held, and the Optionee's tax bracket. Any net capital loss can only be used to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (that is, within two years from the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed to be a disqualifying disposition. In that event, the Optionee will recognize ordinary income and the Company will be entitled to a corresponding deduction for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of (i) the amount realized for such sale or (ii) the fair market value of such shares on the date of exercise of such option exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the determination of the ordinary income the Optionee realizes will be the fair market value of the shares on the date of exercise, minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules which govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

     Except as provided below, the use of shares already owned by the Optionee to pay the exercise price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option, if any, and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the exercise price of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be treated as a disqualifying disposition of the shares used for payment subject to the rules described herein.

     Under current law, any gain realized by an Optionee, other than long-term gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxed at a maximum federal income tax rate of 20%.

     The comments set forth above are only a summary of certain of the federal income tax consequences relating to the 1998 Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the 1998 Plan or upon the Optionee or the Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

Vote Required

     Approval of the amendment to the 1998 Plan will require the affirmative vote of the holders of a majority of the votes cast by holders of the Company's Common Stock and Preferred Stock present in person or represented by proxy at the annual meeting. Abstentions are considered shares of stock present in person or represented by proxy at the annual meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention therefore will have the practical effect of voting against adoption of the amendment to the 1998 Plan because it represents one fewer vote for adoption of the amendment. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the 1998 Plan and will have no effect on the vote.

     The Board of Directors recommends a vote "FOR" approval and adoption of the amendment to the 1998 Plan.

                              STOCKHOLDER PROPOSALS

     Appropriate proposals of stockholders intended to be presented at the Company's fiscal 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act, must be received by the Company by September 16, 2002 for inclusion in its proxy statement and form of proxy relating to that meeting. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14-a-8 under the Securities Exchange Act must be received by the Company by November 29, 2002 in order to be considered timely. If such shareholder proposals are not timely received, proxy holders will have discretionary voting authority with regard to any such stockholder proposals which may come before the fiscal 2002 annual meeting. With regard to such stockholder proposals, if the date of the fiscal 2002 annual meeting is subsequently advance or delayed by more than 30 days from the date of the fiscal 2001 annual meeting, the Company shall, in a timely manner, inform stockholders of the change and the date by which proposals must be received.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration at the annual meeting other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                           By Order of the Board of Directors,


                           /s/ E. Leo Bebeau
                           -------------------------------------------
                           E. Leo Bebeau, President
                           and Chief Executive Officer
January 11, 2002

PROXY                          COMPUTONE CORPORATION

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 29, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints John D. Freitag and E. Leo Bebeau and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock and Preferred Stock of Computone Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's Corporate Office at 1060 Windward Ridge Parkway, Suite 100, Alpharetta, GA 30005 on Tuesday, January 29, 2002 at 10:00 a.m., and at any adjournment, postponement or continuation thereof, as follows:

1.   ELECTION OF DIRECTORS

     [__] FOR all the        [__] WITHHOLD
          nominees                AUTHORITY to vote
          listed below            for all nominees
                                  listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box and strike a line through the nominee's name in the list below.

       John D. Freitag          Erik Monninkhof         E. Leo Bebeau

                    Deborah Bailey            James Wilt

2. PROPOSAL TO APPROVE THE ELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002. The Board of Directors recommends a vote FOR this proposal.

       [__] FOR                    [__] AGAINST                  [__] ABSTAIN

3. PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES COVERED THEREBY FROM 1,000,000 SHARES TO 1,800,000 SHARES. The Board of Directors recommends a vote FOR this proposal.


       [__] FOR                    [__] AGAINST                  [__] ABSTAIN

4. In their discretion, the proxy holders, on behalf of and at the discretion of the Board of Directors of the Company, are authorized to vote with respect to matters incident to the conduct of the Annual Meeting and upon such other business as may properly come before the Annual Meeting, pursuant to SEC Rules, and any adjournment, postponement or continuation thereof.

     This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the nominees for Director and FOR Proposals 2 and 3.

TO VOTE BY MAIL

This proxy should be dated, signed by the stockholder(s) and returned promptly to American Stock Transfer and Trust Company in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.


                                         _________________________________(SEAL)

                                         _________________________________(SEAL)

                                         _______________________________________

                                         Date: ____________________


TO VOTE BY TELEPHONE (TOUCH TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

                              COMPUTONE CORPORATION

                              AMENDED AND RESTATED
                           1998 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of the Computone Corporation Amended and Restated 1998 Equity Incentive Plan (the "Plan") is to further the growth, development and financial success of Computone Corporation (the "Company") by providing additional incentives to those officers and key employees who are responsible for the management of the Company's business, which incentives will enable them to participate directly in the growth of the value of the capital stock of the Company. To accomplish these purposes, the Plan provides a means whereby key employees and officers may receive stock options ("Options") to purchase the Company's Common Stock, $.01 par value (the "Common Stock").

     2. Administration.

          (a) Composition of the Committee. The Plan shall be administered by a committee (the "Committee"), which shall be appointed by and serve at the pleasure of the Company's Board of Directors (the "Board") or by the Board in the absence of the appointment of the Committee. The Committee shall be comprised of two or more members of the Board, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members with or without cause, appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter directly administer the Plan.

          (b) Authority of the Committee. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the officers and other key employees to whom awards shall be made and the type, amount, size and terms of each such award; to determine the time when awards shall be granted and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures that: (i) deal with satisfaction of an optionee's tax withholding obligations pursuant to Section 13 hereof, (ii) include arrangements to facilitate an optionee's ability to borrow funds for the payment of the exercise price of an Option, if applicable, from securities brokers and dealers and (iii) include arrangements that provide for the payment of some or all of an Option's exercise price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock being acquired upon exercise of an Option. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

          (c) Authority of the Board. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees and all other holders of Options granted under the Plan.

     3. Stock Subject to the Plan.Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 1,000,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

     4. Eligibility To Receive Options. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company and any subsidiary (as defined in Section 425 of the Code or any amendment or substitute thereto) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company or a subsidiary of the Company; provided, however, that directors of the Company who are not also officers or employees of the Company shall not be eligible to participate in the Plan.

     5. Types of Options. Grants may be made at any time and from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

     6. Option Agreements. Each Option for the purchase of Common Stock shall be evidenced by a written option agreement in such form not inconsistent with the Plan as the Committee or the Board shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

          (a) Type of Option. Each option agreement shall identify the Options represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

          (b) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 6(d)(ii) hereof, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee or the Board, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 85% of the fair market value of such stock on the date the Option is granted, as determined by the Committee or the Board. For this purpose, fair market value on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Committee or the Board pursuant to Section 422 of the Code.

          (c) Exercise Term. Each option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee or the Board, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

          (d) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option granted thereunder as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of Section 422 of the Code or any amendment or substitute therefor:

               (i) The aggregate fair market value, determined as of the date the Option is granted, of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year under all plans of the Company shall not exceed $100,000.

               (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

               (iii) No Incentive Stock Options shall be exercisable more than three months, or one year in the case of an employee who dies or becomes disabled within the meaning of Section 72(m)(7) of the Code or any substitute therefor, after termination of employment with the Company.

          (e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or the acquisition by the Company or a subsidiary of the Company of the assets of the employing corporation or the acquisition by the Company or a subsidiary of the Company of stock of the employing corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     7. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

     8. Exercise and Payment for Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

     9. Rights upon Termination of Service. In the event that an optionee ceases to be an employee of the Company or any subsidiary of the Company for any reason other than death, retirement (as hereinafter defined) or disability (within the meaning of Section 72(m)(7) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination or within such other period and subject to such terms and conditions as may be specified by the Committee. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option was exercisable at the time of termination or within such other period and subject to such terms and conditions, as may be specified by the Committee. As used in this Section 9, "retirement" means a termination of employment by reason of an optionee's retirement at or after his earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or personnel practices. Notwithstanding the provisions of Section 6(d)(iii) hereof, if the term of an Incentive Stock Option continues for more than three months after termination of employment due to retirement or more than one year after termination of employment due to death or disability, such Option shall thereupon lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

     10. General Restrictions. Each Option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body,
(iii) the satisfaction of any tax payment or withholding obligation or (iv) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board.

     11. Rights of a Stockholder. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until a certificate for shares of Common Stock is issued and delivered to him.

     12. Right to Terminate Employment. Nothing contained in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such optionee.

     13. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee or the Board at any time. Any securities so withheld or tendered will be valued by the Committee or the Board as of the date of exercise.

     14. Non-Assignability. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee or the Board may approve. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

     15. Non-Uniform Determinations. The Committee's determinations under the Plan, including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options and the agreements evidencing same, need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

     16. Adjustments.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee or the Board. The Committee or the Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee or the Board and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

          (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee or the Board, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that an Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable or (iii) declaring that an Option shall terminate at a date fixed by the Committee or the Board provided that the Option holder is given notice and opportunity prior to such date to exercise that portion of his Option that is currently exercisable.

     17. Amendment. The Committee or the Board may terminate or amend the Plan at any time with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Committee or the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

     18. Conditions upon Issuance of Shares.

          (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     19. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     20. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

     21. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board or is approved by the Company's stockholders.

     22. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee or the Board finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company or any subsidiary of the Company or that the optionee has disclosed trade secrets of the Company or any subsidiary of the Company, the optionee shall forfeit all unexercised Options and all exercised Options with respect to which the Company has not yet delivered the certificates. The decision of the Committee or the Board in interpreting and applying the provisions of this
Section 22 shall be final. No decision of the Committee or the Board shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

     23. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

     24. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on his part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board
(i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend such action at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

     25. Miscellaneous Provisions.

          (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee and each person claiming under or through him have been met.

          (b) Approval of Counsel. In the discretion of the Committee and the Board, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

          (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of

Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

          (d) Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets under the Plan.

          (e) Effects of Acceptance of Option. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

          (f) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

     26. Stockholder Approval. The Company shall submit the Plan to the stockholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board in order to meet the requirements of Section 422 of the Code and the regulations thereunder. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a duly convened meeting of stockholders.


Date of adoption by the Board of Directors:   December 15, 1998

Date of approval by the stockholders:   August 12, 1999

Date of amendment and restatement:  December 28, 2000


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